UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 13, 2021

(Date of Report)

BIO ESSENCE CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

California	333-232839	94-3349551
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

8 Studebaker Drive in Irvine, California 92618
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(949) 706-9966
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)       Resignation of Kenne Ruan, CPA, P.C.

On or about January 1, 2021, Kenne Ruan, CPA, P.C. (“Ruan”), an independent registered public accounting firm, resigned as auditors for Bio Essence Corp. (the “Company”).

Ruan’s reports on the Company’s financial statements for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified to audit scope or accounting principles but did include explanatory paragraphs and footnotes questioning the Company’s ability to continue as a going concern. During the period of Ruan’s engagement as the Company’s independent registered public accounting firm, there were no disagreements as defined in Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ruan, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Furthermore, during the engagement of Ruan, there were no reportable events, as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ruan with a copy this Form 8-K prior to its filing and has requested that Ruan furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made above. Ruan’s letter is attached as Exhibit 10.1 to an amendment to this Current Report.

(b)       Engagement of Keith K. Zhen, CPA

On January 1, 2021 the Board of Directors appointed Keith K. Zhen, CPA (“Zhen”), an independent registered accounting firm, which is registered with, and is governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During the Company’s two most recent fiscal years and all subsequent interim periods preceding such change in auditors, neither the Company nor anyone on our behalf consulted Zhen regarding either (a) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Letter from Prior Auditor dated April 13, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO ESSENCE CORP.

/s/ Yin Yan
By: Yin Yan
Its: Chief Executive Officer
Dated: April 13, 2021